Exhibit 10.1


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of ______________, 2002 by and between POORE BROTHERS, INC., a Delaware corporation ("PBI") (including POORE BROTHERS ARIZONA, INC., formerly an Arizona corporation ("PBAI") and POORE BROTHERS DISTRIBUTING, INC., formerly an Arizona corporation ("PBDI"), both of which are now merged with and into PBI by operation of merger under Delaware and Arizona law), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("Tejas"), POORE BROTHERS - BLUFFTON, LLC (formerly known as Wabash Foods, LLC ("Wabash")), a Delaware limited liability company ("PBB"), BOULDER NATURAL FOODS, INC., an Arizona corporation ("Boulder"), and BN FOODS, INC., a Colorado corporation ("BNF") (PBI, Tejas, PBB, Boulder and BNF each a "Borrower" and collectively the "Borrower" or the "Borrowers"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, successor in interest to U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., a Minnesota corporation (the "Lender").

                                    RECITALS:

     A. PBI, PBAI, PBDI, Tejas, PBB (as Wabash) and the Lender entered into a certain Credit Agreement dated as of October 3, 1999, as amended by that certain First Amendment to Credit Agreement dated as of June 30, 2000, as amended by that certain Second Amendment to Credit Agreement dated as of March 1, 2001, and as further amended by that certain Third Amendment to Credit Agreement dated as of March 30, 2001 (as amended, the "CREDIT AGREEMENT"). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

     B. Boulder became a party to, and a "Borrower" under, the Credit Agreement pursuant to the terms and conditions of that certain Joinder Agreement dated as of June 7, 2000 by and between Boulder, Lender, PBI, PBAI, PBDI, Tejas and PBB (as Wabash).

     C. BNF became a party to, and a "Borrower" under, the Credit Agreement pursuant to the terms and conditions of that certain Joinder Agreement dated as of June 30, 2000 by and between BNF, Lender, PBI, PBAI, PBDI, Tejas, PBB (as Wabash) and Boulder.

     D. The Borrowers have requested the Lender to amend the Credit Agreement to provide for (i) extension of the maturity date of the Revolving Loan (as defined in the Credit Agreement) from October 31, 2003 to October 31, 2005, and (ii) certain modifications to the financial covenants set forth therein. The Lender has agreed to do so upon the terms and subject to the conditions herein set forth.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for One Dollar and other good and valuable consideration, the nature, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   DELIVERY OF DOCUMENTS.

          Section 1.1 DELIVERABLES PRIOR TO EXECUTION. At or prior to the execution of this Amendment, Borrowers shall have delivered or caused to be delivered to the Lender the following documents each dated such date and in form and substance satisfactory to the Lender and duly executed by all appropriate parties:

          (a)  This Amendment;
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          (b)  Evidence of the conversion of the  subordinated  debt  previously held by Wells Fargo Small Business Investment Company, Inc. into capital stock of PBI; and

          (c) Such other documents or instruments as the Lender may reasonably require, including, without limitation, any financing statements, notices or other instruments, required by Lender to evidence or perfect more effectively the security interest of Lender in the Collateral (as that term is defined in the Security Agreement).

          Section 1.2 DELIVERABLES SUBSEQUENT TO EXECUTION. Within 30 days after the execution of this Amendment, Borrowers will deliver or cause to be delivered to the Lender the following documents each dated such date and in form and substance satisfactory to the Lender and duly executed by all appropriate parties:

          (a) A copy, duly certified by the secretary or an assistant secretary of each Borrower, of the resolutions of the Board of Directors, Members, or Managers (as applicable) of such Borrower authorizing the execution, delivery and performance by such Borrower of this Amendment and any other documents delivered or to be delivered in connection herewith to which such Borrower is a party or by which it is bound, together with all documents evidencing other necessary corporate action;

          (b) A certificate of the secretary or an assistant secretary of each Borrower, certifying: (i) the names of the officers of such
               Borrower authorized to sign this Amendment and the other documents delivered or to be delivered in connection herewith to which such Borrower is a party or by which it is bound, and (ii) that the Articles of Incorporation and Bylaws (or the equivalent of such Minnesota charter and organizational documents for corporations and limited liability entities in Delaware, Arizona, and Colorado, as applicable) of such Borrower have not been amended, modified, supplemented or restated since the date such documents were last certified to the Lender; and

          (c) Such other documents or instruments as the Lender may reasonably require, including, without limitation, any financing statements, notices or other instruments, required by Lender to evidence or perfect more effectively the security interest of Lender in the Collateral (as that term is defined in the Security Agreement).

     2.   AMENDMENTS.

          Section 2.1 MATURITY EXTENSION OF REVOLVING LINE OF CREDIT. Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "2.1(a) REVOLVING CREDIT. A revolving loan (the "REVOLVING LOAN") to the Borrower available as advances ("Advances") at any time and from time to time from the Closing Date to October 31, 2005 (the "REVOLVING MATURITY DATE"), during which period the Borrower may borrow, repay, and reborrow in accordance with the provisions hereof, PROVIDED, that the unpaid principal amount of revolving Advances shall not exceed the lesser of (i) the Revolving Commitment Amount, and (ii) the Borrowing Base."

          Section 2.2 EXTENSION OF TERMINATION FEE PERIOD. Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "Section 2.10 TERMINATION FEE. In the event that the Term Loan A or the Capital Expenditure Loan Note is prepaid in whole or in part, or that the Revolving Loan facility is terminated prior to the Revolving Maturity Date, the Borrower will pay to the Lender a prepayment charge, as additional compensation for the Lender's costs of entering into this Agreement, such prepayment charge with respect to the Term Loan A or the Capital Expenditure Loan Note to be in the amount of 1% of the prepaid amount, and such prepayment charge with

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          respect  to  the  Revolving  Loan  to be in  the  amount  of 1% of the
          Revolving Commitment Amount, but if any such prepayment or termination occurs on or after November 1, 2004, such prepayment fee will instead be .5% of the prepaid amount with respect to the Term Loan A or the Capital Expenditure Loan Note, and .5% of the Revolving Commitment Amount with respect to the Revolving Loan."

          Section  2.3  AMENDMENT  OF CAPITAL  EXPENDITURES  NEGATIVE  COVENANT.
     Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "Section 6.4 CAPITAL EXPENDITURES. The Borrowers will not make Capital Expenditures, on a consolidated basis, in an aggregate amount exceeding (a) $1,000,000 in the fiscal year ended December 31, 2002, and (b) $750,000 in any fiscal year thereafter."

          Section 2.4  AMENDMENT  OF TANGIBLE  CAPITAL BASE  NEGATIVE  COVENANT.
     Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "Section 6.9 TANGIBLE CAPITAL BASE. The Borrower will not permit its Tangible Capital Base (the excess of its assets, excluding intangible assets, plus subordinated debt (which includes, without limitation, debt subordinated pursuant to the Subordination Agreements), over its liabilities, on a consolidated basis) to be less than the amount set forth below opposite the applicable measurement date set forth below:

                  APPLICABLE                MINIMUM TANGIBLE
               MEASUREMENT DATE               CAPITAL BASE
               ----------------               ------------

               June 30, 2002                  $6,500,000

               September 30, 2002             $6,500,000

               December 31, 2002              $7,000,000

               on March 31, 2003 and the last day of each fiscal quarter thereafter, the Minimum Tangible Capital Base shall be the Minimum Tangible Capital Base for the previous quarter, except that for each measurement date that falls on the end of the fiscal year, the Minimum Tangible Capital Base will be equal to the sum of the Minimum Tangible Capital Base required as of the immediately preceding measurement date, PLUS fifty percent (50%) of the consolidated Annual Net Profit realized by the Borrower in the fiscal year ending on the then current measurement date (with any net loss counting as zero in such calculation)."

          Section  2.5  AMENDMENT  OF  FIXED  CHARGE   COVERAGE  RATIO  NEGATIVE
     COVENANT. Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "Section 6.11 FIXED CHARGE COVERAGE RATIO. As of the end of each of Borrower's fiscal quarters, for the period of four consecutive fiscal quarters ending on such date Borrower will not permit the Fixed Charge Coverage Ratio for such period to be less than 1.00 to 1.00."

          Section 2.6 DELETION OF CASH FLOW COVERAGE RATIO. Section 6.10 of the Credit Agreement is hereby deleted in its entirety.

          Section 2.7 DELETION OF DEBT SERVICE COVERAGE RATIO NEGATIVE COVENANT.
     Section 6.12 of the Credit Agreement is hereby deleted in its entirety.

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     3.   CONTINUING OBLIGATION;  REPRESENTATIONS. To induce the Lender to enter into this Amendment, the Borrowers represent and warrant to the Lender as follows:

          Section 3.1 CONTINUING OBLIGATION. Borrowers acknowledge and agree that they remain obligated for the payment of indebtedness evidenced and secured by the Credit Agreement and the other Loan Documents, and agree to be bound by and to perform all of the covenants and agreements set forth in said documents and instruments, as the same may be amended by this Amendment.

          Section 3.2 REAFFIRMATION OF REPRESENTATIONS. Borrowers hereby restate and reaffirm all representations, warranties and covenants contained in the Credit Agreement and the Loan Documents, the same as if such covenants, representations and warranties were made by Borrowers on the date hereof.

     4. FEES AND EXPENSES. The Borrowers agree to pay or reimburse the Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees, and out-of-pocket disbursements of Lender's legal counsel) incurred by the Lender in connection with this Amendment and related documents.

     5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in two or more counterparts each of which shall be an original and all of which shall constitute but one and the same instrument.

     6. REFERENCES. All references to the Credit Agreement in any document or instrument are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. Except as amended hereby, the provisions of the Credit Agreement shall remain unmodified and in full force and effect.

      [Remainder of page intentionally left blank; Signature pages follow]

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         IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Fourth
Amendment to Credit Agreement be executed as of the day and year first above written.

BORROWERS:                              POORE BROTHERS, INC.,
                                        a Delaware corporation

                                        By_________________________________
                                        Its________________________________


                                        TEJAS PB DISTRIBUTING, INC.,
                                        an Arizona corporation

                                        By_________________________________
                                        Its________________________________


                                        POORE BROTHERS - BLUFFTON, LLC,
                                        a Delaware limited liability company
                                        (formerly known as Wabash Foods, LLC)

                                        By_________________________________
                                        Its________________________________


                                        BOULDER NATURAL FOODS, INC.,
                                        an Arizona corporation

                                        By_________________________________
                                        Its________________________________


                                        BN FOODS, INC.,
                                        a Colorado corporation

                                        By_________________________________
                                        Its________________________________


LENDER:                                 U.S. BANK NATIONAL ASSOCIATION,
                                        a national banking association

                                        By_________________________________
                                        Its________________________________

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